Exhibit 99.3

Attention: All Safeway Companies Employees

I wanted to make sure you were aware we have announced an agreement to merge with the company that operates several Albertsons banners including Acme, Jewel-Osco, Shaws and Star Markets. Over the past few months, our strategic business review has led to a number of actions, including this merger, which will deliver a shared commitment to pursue an industry-leading shopping experience and lower prices for our customers. This opportunity for Safeway will create one of the largest supermarket companies in the U.S. and a combined network of over 2,400 stores, 27 distribution facilities, and 20 manufacturing plants with over 250,000 dedicated employees – all under 14 different banners throughout the United States.

While we have built some of the best brands and implemented some of most innovative initiatives in the industry, the grocery industry is increasingly competitive. You have helped us successfully pursue core grocery business strategies to respond to the competitive landscape and the changes in consumer buying preferences. This next step in our company’s history will make us larger, stronger, and better positioned to serve our communities. As noted in the press release issued just moments ago, our diversified network of retail stores, distribution centers, and manufacturing plants will improve our ability to respond to increasing competition and consumers’ changing needs. Likewise, the benefits from scale, synergies, and a stronger management team will translate in lower prices, better assortment and an improved shopping experience for our customers.

This decision was made in the best interest of the company’s and our employees’ long-term growth and success. I understand this news will likely prompt questions among our Safeway team and from our customers. At this time, we are limited in what we can communicate because our planning is still in progress and the sale has not yet closed. The transaction (merger) will require approval from the U.S. Federal Trade Commission, among other customary approvals. We expect the transaction to close in the fourth quarter 2014. In the interim, we will do our best to answer as many questions as we can.

Until the sale closes, we will continue to operate as an independent company. We will still compete against Albertsons and its other banners. I know I can count on you to continue to support our operations and take care of our customers.

Please join me for a Town Hall meeting in the Centerpointe Auditorium tomorrow from 9-10 a.m. PST to discuss this further and answer questions. If you cannot attend in person, the Town Hall will be broadcasted live on Video Exchange and on break room TVs.

Thank you for the great work you do every day and for your cooperation and support.

Additional Information About the Acquisition and Where to Find it

This communication does not constitute a solicitation of materials of any vote or approval in respect of the proposed merger transaction involving Safeway or otherwise. In connection with the proposed merger, a special stockholder meeting will be announced soon to obtain stockholder approval. In connection with the merger, Safeway intends to file relevant materials, including a proxy statement, with the Securities and Exchange Commission. Investors and security holders of Safeway are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about Safeway, Albertsons and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Safeway with the Securities and Exchange Commission, may be obtained free of charge at the SEC’s website at www.sec.gov, at Safeway’s website at www.Safeway.com or by sending a written request to Safeway at 5918 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Investor Relations.

Participants in the Solicitation

Safeway and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of Safeway in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Safeway’s stockholders in connection with the proposed transaction and their ownership of Safeway’s common stock will be set forth in Safeway’s proxy statement for its special meeting. Investors can find more information about Safeway’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 28, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 1, 2013.

Inter-Office Communication

To:	Executive Officers Division Presidents Marketing Presidents Senior Vice Presidents Group Vice Presidents Vice Presidents	From:	Robert Edwards President & CEO
Date:	March 6, 2014

Subject:	Safeway sale to AB Acquisition LLC – Owner of Albertsons

We announced today in a press release that Safeway’s Board of Directors has approved entering into an agreement under which Safeway will merge with AB Acquisition LLC, owner of Albertsons-bannered stores. As with our announcement in February regarding the possible sale of the company, this updated news will generate questions from employees. Click here to read a letter that I will be sending out momentarily to all employees.

This is a great opportunity for Safeway. With your leadership, we have been successfully pursuing strategies to respond to the competitive landscape and changing consumer buying preferences, and our combination with Albertsons will position our stores and employees to even better serve customers’ needs in this evolving landscape. This combination will create a network of over 2,400 stores, 27 distribution facilities, and 20 manufacturing plants with over 250,000 dedicated employees – all under 14 different banners throughout the United States.

Because the agreement will require U.S. Federal Trade Commission approval and the satisfaction of customary closing conditions, we are limited in what we can communicate. I again ask that you gather your teams and use this script and Q&A for your meetings. As we have previously advised, if you get an employee question that you can’t answer, please do not attempt to answer it. Rather, explain you will check and get back to that employee.

We will hold a Town Hall meeting in the Centerpointe Auditorium tomorrow from 9-10 a.m. PST to discuss this further and answer questions. For those who cannot attend in person, the Town Hall will be broadcast live on Video Exchange and on the break room TVs.

Please continue to be responsive and understanding of employee concerns. As usual, I appreciate your help in keeping your teams focused on their work. Thank you for your leadership and cooperation as we continue to move forward.

Additional Information About the Acquisition and Where to Find it

This communication does not constitute a solicitation of materials of any vote or approval in respect of the proposed merger transaction involving Safeway or otherwise. In connection with the proposed merger, a special stockholder meeting will be announced soon to obtain stockholder approval. In connection with the merger, Safeway intends to file relevant materials, including a proxy statement, with the Securities and Exchange Commission. Investors and security holders of Safeway are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about Safeway, Albertsons and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Safeway with the Securities and Exchange Commission, may be obtained free of charge at the SEC’s website at www.sec.gov, at Safeway’s website at www.Safeway.com or by sending a written request to Safeway at 5918 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Investor Relations.

Participants in the Solicitation

Safeway and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of Safeway in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Safeway’s stockholders in connection with the proposed transaction and their ownership of Safeway’s common stock will be set forth in Safeway’s proxy statement for its special meeting. Investors can find more information about Safeway’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 28, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 1, 2013.

Inter-Office Communication

To:	Division Presidents	From:	Kelly Griffith EVP Retail Operations

Date:	March 6, 2014
Subject:	Today’s announcement regarding Albertsons

Today, we publicly announced a merger with Albertsons. This is a great opportunity for our company. We will create a combined network of over 2,400 stores, 27 distribution facilities, and 20 manufacturing plants with over 250,000 dedicated employees – all under 14 different banners throughout the United States.

This decision was made in the interest of creating a stronger, more vibrant company positioned for long-term growth. This news will likely prompt questions among your leadership teams. At this time, we are limited in what we can communicate because our planning is still in progress and the sale has not yet closed. Please convene your teams and use the following script in your discussion. Of course, if you get an employee question that you can’t answer, please do not attempt to answer it. Rather, explain you will check and get back to that employee.

Until the sale closes, we will continue to operate as an independent company. We will compete against Albertsons and its other banners. I know I can count on your leadership to keep our teams focused on taking care of our customers.

Robert Edwards will hold a Town Hall meeting tomorrow, March 7 at 9 a.m. to discuss today’s news. It will be broadcast live on break room TVs and on Video Exchange. Employees who plan to watch through Video Exchange should log on early, if possible, to help maintain sufficient bandwidth for the system. If employees have difficulty logging on to Video Exchange, they should try logging on again. Please note that Town Hall will be rebroadcasted on break room TVs within 1-2 hours of the completion of Town Hall. On Video Exchange, it should be available for replay by 5 p.m. PST.

Thanks as always for your leadership and support. Please let me know if you have any questions.

Leadership script:

•	We have some big things to talk about today.

•	To be sure that I get all of this right, I am going to read from a set of talking points and then I’ll open it up for questions at the end.

•	As I’m sure all of you have heard by now, we announced that we have entered into a definitive agreement to combine our company with Albertsons.

•	This is great news for Safeway. This opportunity will create a combined network of over 2,400 stores, 27 distribution facilities, and 20 manufacturing plants with over 250,000 dedicated employees – all under 14 different banners throughout the United States.

•	This next step in our company’s history will make us a stronger, more vibrant company better positioned for long-term growth.

•	I want to take you through the highlights now.

•	First, about Albertsons: They operate 1,075 stores and 14 distribution centers in 29 states.

•	The transaction is a combination of cash ($32.50 per Safeway share) as well as the net proceeds from the sale of certain assets:

•	Selling our development company—Property Development Centers, LLC (“PDC”), and selling our 49% stake in Mexico-based retailer Casa Ley. Together, this is estimated to generate $3.45-$3.85 per share.

•	As previously announced, we are distributing to Safeway shareholders the shares in Blackhawk that Safeway owns, expected to have a value of $3.83 per share.

•	In total, Safeway shareholders will receive an estimated value of $40 per share.

•	Until the transaction closes, we will continue to compete as we always have with Albertsons in the markets we share. Nothing changes in that respect – it’s business as usual.

•	Our President and CEO, Robert Edwards, will assume that same title in the new combined company. The current CEO of Albertsons, Bob Miller, will serve as the Executive Chairman.

•	As with any acquisition, we’re doing this because it makes sense for the long-term best interest of the company, our employees, and our customers.

•	To be clear, we’re really excited about the opportunity before us.

•	This acquisition will enable us to deliver higher quality products, better service, and lower prices to more customers in the communities we serve. Customers across both Safeway and Albertsons will enjoy reduced prices, fresher food and produce, enhanced product offerings, best-in-class customer service, and an overall improved shopping experience.

•	Our most important job right now is to remain focused on running great stores, and providing the best service to our customers.

•	For the majority of our operations, right now, nothing changes.

•	This transaction is naturally going to create speculation with our team and our customers, and it’s just because they care about what happens to us.

•	We have a lot to figure out before we will know what changes – if any – will happen to our operation in general. But the FTC has to clear the transaction before it can close.

•	On that note – with a transaction of this magnitude, there will be activity in our stores that you may not be used to seeing. There are evaluations, inspections and surveys that need to happen by a variety of third parties in order for the review process to be completed.

•	We will work to ensure that stores are notified in advance of any third party going in.

•	As always – we are committed to answering your questions as transparently as we can, and in as timely a fashion as we’re able.

•	You can send your questions to me or your HR representative.

•	So – I’m asking you today as leaders in our company to share in the enthusiasm but not feed the speculation.

•	There are a lot of moving parts in this, and we want to keep our company and moving in a positive direction.

•	When we have information to share, you will be the first to know.

•	As always, please refer ALL media calls to Public Affairs.

•	Questions?

Q: What does this mean for my job as well as my pay and benefits?

No decisions have been made on these matters, beyond what we have announced today. Importantly, we will continue to operate as an independent company until the transaction closes, which is expected to occur in the fourth quarter of 2014. Albertsons is buying Safeway and will own the combined company. So answers to many employee questions about the future will come from the eventual owner.

The two companies will be independent competitors until the transaction closes. It is unlikely the acquiring company will be in a position, before the closing, to provide answers to these questions. As we have information that we can share, we will do so. In the meantime, it is important that we focus on achieving our business goals here at Safeway and on continuing to deliver for our customers.

Q: What should employees expect to happen between now and close?

We would ask that you remain focused on providing the best to your customers like you do every day. We will continue to operate independently until the transaction closes. We will keep you posted periodically on key milestones as the process continues. Your continued hard work and commitment to outstanding customer service are vital to the success of our business.

Q: Do we expect to close any additional Safeway operating divisions? What will happen with the division offices?

Again, until the transaction closes, we will continue to operate our business as usual.

Q: Will the FTC require either Safeway or Albertsons or any of its banners to sell stores?

In many cases involving sales to competitors, the FTC requires some stores to be sold to other grocers in order to maintain competition. Any decisions will be made after discussions with the federal regulators. As we have information that we can share, we will do so.

Q: How many stores will the company own and operate post-close?

This sale, pending regulatory review and approval, will create a diversified network that includes more than 2,400 grocery stores, 27 dedicated distribution facilities, 20 manufacturing plants, and more than 250,000 employees across the country, placing us among the top 10 largest employers in the nation. The transaction will enable Albertsons and Safeway to leverage operational best practices to offer customers an enhanced shopping experience, at lower prices, while focusing on achieving industry leading customer service in an increasingly competitive and dynamic marketplace.

Q: Will the company operate under one brand post-transaction close or will separate brands remain in place?

The new company’s network of more than 2,400 stores will operate under the Safeway, Vons, Pavilions, Randalls, Tom Thumb, Carrs, Pak n Save, Albertsons, Acme, Jewel-Osco, Shaw’s, Star Market, United Supermarkets, Amigos, and Market Street banners. These are strong brands, and we have no current plans to change them.

Q: Who will lead the new company? What will be the new management structure?

Albertsons CEO Bob Miller, an executive with more than 40 years of retail industry experience and a proven track record of success, will serve as Executive Chairman. Safeway’s President and CEO Robert Edwards will serve as President and CEO post-transaction close. We will draw upon talent from Safeway and Albertsons’ existing leadership to build an outstanding executive team that is focused on improving operations and customer offerings in today’s highly competitive marketplace.

Q: Will Safeway headquarters be moving?

Right now, we are focused on building a stronger organization that can better meet the demands of our customers in a highly competitive marketplace. We’re taking a look at all of our operations with that goal in mind. It’s too soon to speculate about what changes will need to be made in the future. We have a talented team of employees at our headquarters, and there are no immediate plans to relocate any operations.

Q: What will happen with my Safeway pension?

Your Safeway pension remains in place and has been set up to deliver on its promised benefit to employees.

Q: What kind of severance will be offered to employees who aren’t part of the new company?

No decisions have been made regarding staffing changes as a result of this announcement. As in the past, it is our intent to provide a severance benefit to employees who do not remain with the company. At the appropriate time your manager and Human Resources will share the details with you.

Additional Information About the Acquisition and Where to Find it

This communication does not constitute a solicitation of materials of any vote or approval in respect of the proposed merger transaction involving Safeway or otherwise. In connection with the proposed merger, a special stockholder meeting will be announced soon to obtain stockholder approval. In connection with the merger, Safeway intends to file relevant materials, including a proxy statement, with the Securities and Exchange Commission. Investors and security holders of Safeway are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about Safeway, Albertsons and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Safeway with the Securities and Exchange Commission, may be obtained free of charge at the SEC’s website at www.sec.gov, at Safeway’s website at www.Safeway.com or by sending a written request to Safeway at 5918 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Investor Relations.

Participants in the Solicitation

Safeway and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of Safeway in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Safeway’s stockholders in connection with the proposed transaction and their ownership of Safeway’s common stock will be set forth in Safeway’s proxy statement for its special meeting. Investors can find more information about Safeway’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 28, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 1, 2013.

Leadership Script and Q&A: Division and Backstage:

•	We announced today that Safeway has reached an agreement under which it will be acquired by AB Acquisition LLC. Let me READ KEY PARTS OF THE PRESS RELEASE as it explains what this means and why it is positive news for our company.

•	You should have received a letter from Robert Edwards. The letter is self-explanatory. However, I know it will leave a range of unanswered questions. Let me take you through the following Q&A.

Q: What does this mean for my job as well as my pay and benefits?

No decisions have been made on these matters, beyond what we have announced today. Importantly, we will continue to operate as an independent company until the transaction closes, which is expected to occur in the fourth quarter of 2014. Albertsons is buying Safeway and will own the combined company. So answers to many employee questions about the future will come from the eventual owner.

The two companies will be independent competitors until the transaction closes. It is unlikely the acquiring company will be in a position, before the closing, to provide answers to these questions. As we have information that we can share, we will do so. In the meantime, it is important that we focus on achieving our business goals here at Safeway and on continuing to deliver for our customers.

Q: What should employees expect to happen between now and close?

We would ask that you remain focused on providing the best to your customers like you do every day. We will continue to operate independently until the transaction closes. We will keep you posted periodically on key milestones as the process continues. Your continued hard work and commitment to outstanding customer service are vital to the success of our business.

Q: Do we expect to close any additional Safeway operating divisions? What will happen with the division offices?

Again, until the transaction closes, we will continue to operate our business as usual.

Q: Will the FTC require either Safeway or Albertsons or any of its banners to sell stores?

In many cases involving sales to competitors, the FTC requires some stores to be sold to other grocers in order to maintain competition. Any decisions will be made after discussions with the federal regulators. As we have information that we can share, we will do so.

Q: How many stores will the company own and operate post-close?

This sale, pending regulatory review and approval, will create a diversified network that includes more than 2,400 grocery stores, 27 dedicated distribution facilities, 20 manufacturing plants, and more than 250,000 employees across the country, placing us among the top 10 largest employers in the nation. The transaction will enable Albertsons and Safeway to leverage operational best practices to offer customers an enhanced shopping experience, at lower prices, while focusing on achieving industry leading customer service in an increasingly competitive and dynamic marketplace.

Q: Will the company operate under one brand post-transaction close or will separate brands remain in place?

The new company’s network of more than 2,400 stores will operate under the Safeway, Vons, Pavilions, Randalls, Tom Thumb, Carrs, Pak ’n Save, Albertsons, Acme, Jewel-Osco, Shaw’s, Star Market, United Supermarkets, Amigos, and Market Street banners. These are strong brands, and we have no current plans to change them.

Q: Who will lead the new company? What will be the new management structure?

Albertsons CEO Bob Miller, an executive with more than 40 years of retail industry experience and a proven track record of success, will serve as Executive Chairman. Safeway’s President and CEO Robert Edwards will serve as President and CEO post-transaction close. We will draw upon talent from Safeway and Albertsons’ existing leadership to build an outstanding executive team that is focused on improving operations and customer offerings in today’s highly competitive marketplace.

Q: Will Safeway headquarters be moving?

Right now, we are focused on building a stronger organization that can better meet the demands of our customers in a highly competitive marketplace. We’re taking a look at all of our operations with that goal in mind. It’s too soon to speculate about what changes will need to be made in the future. We have a talented team of employees at our headquarters, and there are no immediate plans to relocate any operations.

Q: What will happen with my Safeway pension?

Your Safeway pension remains in place and has been set up to deliver on its promised benefit to employees.

Q: What kind of severance will be offered to employees who aren’t part of the new company?

No decisions have been made regarding staffing changes as a result of this announcement. As in the past, it is our intent to provide a severance benefit to employees who do not remain with the company. At the appropriate time your manager and Human Resources will share the details with you.

Additional Information About the Acquisition and Where to Find it

This communication does not constitute a solicitation of materials of any vote or approval in respect of the proposed merger transaction involving Safeway or otherwise. In connection with the proposed merger, a special stockholder meeting will be announced soon to obtain stockholder approval. In connection with the merger, Safeway intends to file relevant materials, including a proxy statement, with the Securities and Exchange Commission. Investors and security holders of Safeway are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about Safeway, Albertsons and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Safeway with the Securities and Exchange Commission, may be obtained free of charge at the SEC’s website at www.sec.gov, at Safeway’s website at www.Safeway.com or by sending a written request to Safeway at 5918 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Investor Relations.

Participants in the Solicitation

Safeway and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of Safeway in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Safeway’s stockholders in connection with the proposed transaction and their ownership of Safeway’s common stock will be set forth in Safeway’s proxy statement for its special meeting. Investors can find more information about Safeway’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 28, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 1, 2013.

Video Script for Larree Renda and Kelly Griffith

Message for Safeway employees

Larree: In February, our President and CEO, Robert Edwards, shared with us that we were in discussions regarding the potential sale of the company. Recently, we announced that we have reached an agreement with the parent company of Albertsons. Our merger with Albertsons will create one of the largest supermarket companies in the United States, and better position us to serve our communities.

Kelly: Larree and I can speak for the entire leadership team when we say that we know this will raise questions and concerns. Unfortunately, we’re rather limited in what we can say at this point because planning is still in progress and the sale has yet to close. However, this much I can say—this is great news for Safeway. This combination will position our stores and employees to even better serve customers’ needs in this evolving customer landscape.

Larree: We all know first-hand that retail grocery is a competitive business that demands constant innovation. Safeway has been a leading name in the industry for so many years because of our willingness to adapt when faced with adversity and the creativity and commitment of our loyal employees. This agreement with Albertsons is in keeping with that heritage; our combination will create a network of over 2,400 stores, 27 distribution facilities, and 20 manufacturing plants with over 250,000 dedicated employees – all under 14 different banners throughout the United States.

Kelly: I am confident that we will once again emerge as a stronger company that is better positioned to serve our customers. We will be able to offer an enhanced shopping experience and more competitive prices. I am excited about how our stores and customers will benefit from the new economy of scale of a larger organization.

Larree: In the meantime, it’s business as usual. We must remain committed to delivering quality products and a superior shopping experience to our customers and serve our communities as has been our long-standing tradition. We will continue to compete with Albertsons and its banners until the transaction closes, which we expect to happen in the fourth quarter of 2014.

Kelly: We are setting up an employee website where you can access the latest information about the transaction—you will be able to find it at employee.safeway.com. That’s where we’ll post any new information as soon as we’re able to share it.

Larree: We know we can count on you to continue to support our operations and take care of our customers. On behalf of the entire senior leadership team, thank you for the great work you do every day and for your continued cooperation and support.

Additional Information About the Acquisition and Where to Find it

This communication does not constitute a solicitation of materials of any vote or approval in respect of the proposed merger transaction involving Safeway or otherwise. In connection with the proposed merger, a special stockholder meeting will be announced soon to obtain stockholder approval. In connection with the merger, Safeway intends to file relevant materials, including a proxy statement, with the Securities and Exchange Commission. Investors and security holders of Safeway are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about Safeway, Albertsons and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Safeway with the Securities and Exchange Commission, may be obtained free of charge at the SEC’s website at www.sec.gov, at Safeway’s website at www.Safeway.com or by sending a written request to Safeway at 5918 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Investor Relations.

Participants in the Solicitation

Safeway and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of Safeway in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Safeway’s stockholders in connection with the proposed transaction and their ownership of Safeway’s common stock will be set forth in Safeway’s proxy statement for its special meeting. Investors can find more information about Safeway’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 28, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 1, 2013.